                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT
                                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                                       SECURITIES EXCHANGE ACT OF 1934

                                        Date of Report: July 24, 2001
                                       (Date or earliest date reported)
                                        Commission file number 0-25790

                                                PC MALL, INC.
                            (Exact name of registrant as specified in its charter)

             Delaware                                                          95-4518700
(State or other jurisdiction                                                (I.R.S. Employer)
of incorporation or organization)                                          Identification No.)

                                            2555 West 190th Street
                                          Torrance, California 90504
                            (Address of principal executive offices and zip code)
                                                (310) 354-5600
                             (Registrant's telephone number, including area code)

1

Item 5.  Other Events

        (i)  Reference is made to the press release issued to the public by the registrant on July 17, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

             99.1  Text of Press Release dated July 17, 2001 announcing unaudited consolidated financial results for the second quarter of 2001.

                                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PC MALL, INC.

Date:  July 24, 2001                                 /s/  Ted Sanders
                                                     ---------------------------------------
                                                     Ted Sanders
                                                     Chief Financial Officer

                                              Index to Exhibits

Exhibits          Description                                                           Page
--------          ------------------------------------------                            ----

99.1              Text of Press Release dated July 17, 2001                               5

                                                                                 EXHIBIT 99.1

 PC Mall Reports Consolidated Second Quarter Net Income of $0.6 Million or $0.06 Per Share, a $4.0 Million or
                                  $0.38 per share Improvement Over Q2 2000.

   Completes Full Year Focusing on Core Business, Reporting Trailing twelve months Consolidated earnings of
                                       $3.5 million or $0.34 per share

Highlights:
o        Core business second quarter net income of $0.7 million or $0.07 per share, a 93 percent increase over the comparable period last year.
o        Consolidated second quarter net income of $0.6 million, or $0.06 per share, a $4.0 million, or
         $0.38 per share improvement from Q2 2000's loss of $3.4 million.
o        Consolidated trailing twelve month earnings $3.5 million or $0.34 per share and EBITDA of $11.7 million or $1.12 per share.
o        Consolidated Q2 2001 EBITDA $2.5 million. Credit facility balance of $0 at quarter end.
o        eCOST.com reports first profitable quarter.

Torrance, California--  July 17, 2001  --  PC Mall, Inc. (Nasdaq:MALL) today reported consolidated net income for the quarter ended June 30, 2001 of $0.6 million or $0.06 per share, a $4.0 million or $0.38 per share improvement from the net loss of $3.4 million for the comparable quarter a year earlier.  PC Mall's
Core business earnings for the quarter rose 93 percent to $0.7 million, or $0.07 per share from 2000's second quarter earnings.

         Frank Khulusi, Chairman, President and CEO of PC Mall, said, "This quarter completes a full year of focus on our Core business, and we have accomplished a dramatic improvement in results despite challenging economic conditions.  Our consolidated results over the trailing twelve-month period have improved $19.2 million or $1.83 per share from the previous trailing twelve-month period."  Khulusi continued, "Results of all our business units have improved significantly over the prior year.  Over the past twelve months our
Core business results have increased by $5.4 million to $6.0 million or $0.58 per share; eCOST.com improved its results by $12.9 million and reported its first profitable quarter; and eLinux has improved its results by $0.8 million.  We are very proud of these results especially in the historically weakest sales quarter of the year."

         Outbound business-to-business sales increased five percent from the comparable quarter a year ago.
Consumer catalog sales declined 17 percent and eCOST.com sales declined 22 percent due to the shift in strategy announced in Q2 last year focusing on outbound sales and profitability.  As a result, consolidated sales for the quarter declined 12 percent to  $172 million from a year ago.

         The Company's improved earnings for its Core business reflect the successful execution of its strategy to increase outbound business sales and control overhead spending.  During the quarter, the Company continued to hire and train outbound account executives and emphasize its sales support capabilities to expand business sales.  Increased emphasis on networking, servers, storage and licensing product sales contributed to an 88 percent increase in licensing sales and 58 percent increase in networking sales for Q2
2001 compared with Q2 2000.

         Core business sales for the quarter were $147 million, compared to Q2 2000 Core business sales of
$166 million.  The impact of the sales and related gross profit decline for the quarter from Q2 2000 was more than offset by a 21 percent reduction in Core business SG&A from the comparable quarter a year ago.

         During the quarter, PC Mall's eCOST.com subsidiary became one of the first significant Internet based technology resellers to report a profit.  For the quarter, eCOST.com earned $0.1 million, a $2.5 million improvement over last year and a $0.3 million improvement from the prior quarter.  eCOST.com continued to be cash flow positive as well, generating EBITDA of $0.3 million for the quarter, a $0.2 million EBITDA increase over Q1 2001 and a $2.7 million EBITDA increase over Q2 2000.  eCOST.com sales for the quarter were $22 million versus $28 million last year.  Last year's sales reflected a strategy that emphasized market share over profitability.  Most of the earnings increase from the same quarter a year ago resulted from a 90 percent improvement in margin percentage and a 53 percent reduction of SG&A spending.

         eLinux, PC Mall's outbound sales unit focused on Linux-based solutions, produced sales for the quarter of $2.6 million, a 37 percent sequential improvement and a 53 percent improvement over last year's second quarter sales of $1.7 million.  Results for the quarter were a loss of $0.2 million, a 15 percent improvement over the previous quarter and an 81 percent improvement over Q2 2000.  Contributing to the improvement was a 75 percent reduction in SG&A from the same quarter a year ago.

         PC Mall's cash position continued to strengthen during the quarter.  EBITDA for the quarter was
$2.5 million, a $4.3 million improvement over last year's Q2.  Cash flow from operations for the quarter was
$1.7 million, the fourth consecutive quarter of positive cash flow from operations.  The Company has generated $23.3 million of cash from operations over the last four quarters.  Cash flow from operations for
Q2 2001 was favorably impacted by a reduction in accounts receivable and inventory.  Cash at the end of the quarter was $11.4 million, and no borrowings were outstanding on the Company's working capital credit facility.

About PC Mall

         PC Mall is a rapid response supplier of technology solutions for business, government and educational institutions as well as consumers.  More than 100,000 different products from companies such as
Compaq, Microsoft, Apple, IBM and Hewlett-Packard are marketed to business customers using relationship based outbound telemarketing, catalogs and the Internet (http://www.pcmall.com, http://www.macmall.com,
http://www.ecost.com, http://www.elinux.com).  Customer orders are rapidly filled by the Company's distribution center strategically located near FedEx's main hub or by PC Mall's extensive network of distributors, one of the largest networks in the industry.

         Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward-looking statements.  The realization of any or all of these expectations is subject to a number of risks and uncertainties and it is possible that the assumptions made by management may not materialize causing actual results to differ materially from the forward looking statements.  In that regard, there can be no assurance that the transition in the Company's business strategy to an increasingly Outbound sales model will be successful, that productivity can be increased, that profitability can be optimized or that PC Mall will be profitable in the third quarter of 2001 or for the 2001 fiscal year.  There can be no assurance that the focus on  eLinux's profitability will succeed or result in bottom line improvements, or that eLinux's sales and business models prove successful, or that eLinux will continue to make progress towards achieving profitability.  There also can be no assurance that the growth in outbound sales will continue, that Core business sales will rebound to historic levels, or that cost reductions, EBITDA or profitability for the Company's Core business and eCOST.com will continue or improve.
In addition to the factors set forth above, other important factors that could cause actual results to differ materially from our expectations include: competition from companies either currently in the market or entering the market; competition from other catalog and retail store resellers and price pressures related thereto; uncertainties surrounding the supply of and demand for products manufactured by and compatible with Linux or Apple Computer; our reliance on Apple Computer, IBM, Hewlett-Packard, Compaq and other vendors; and risks due to shifts in market demand and/or price erosion of owned inventory.  This list of risk factors is not intended to be exhaustive.  Reference should also be made to the risk factors set forth from time to time in the Company's SEC reports, including but not limited to those set forth in the section entitled  "Certain Factors Affecting Future Results"  in its Annual Report on Form 10-K for 2000.

         Note to Editors: Linux is a registered trademark of Linus Torvalds.
                                                     ###

                                         -Financial Tables to Follow-

                                                PC MALL, INC.
                                     CONSOLIDATED STATEMENT OF OPERATIONS
                               (unaudited, in thousands except per share data)

                                                   For the three months ended          For the six months ended
                                                            June 30,                           June 30,
                                                     2001              2000             2001              2000

Net sales                                        $   171,980      $   195,892       $   370,330       $  433,028

Cost of goods sold                                   153,705          174,695           330,131          388,934

Gross profit                                          18,275           21,197            40,199           44,094

Selling, general and
administrative expenses                               17,164           24,359            36,929           54,226

Income (loss) from operations                          1,111           (3,162)            3,270          (10,132)

Interest income (expense), net                          (183)            (208)             (386)            (173)

Income (loss) before income taxes                        928           (3,370)            2,884          (10,305)

Income tax provision                                     343                -             1,067                -

Income (loss) before effect of cumulative
     change in accounting principle                      585           (3,370)            1,817          (10,305)

Effect of cumulative change in
     accounting  principle                                 -                -                 -             (536)

Net income (loss)                                $       585      $    (3,370)      $     1,817       $  (10,841)

Earnings (loss) per share
     Income (loss) before cumulative
       effect of change in accounting principle  $      0.06      $     (0.32)      $      0.17       $    (0.99)
     Cumulative change in accounting
       principle                                          -                  -                -            (0.05)
                                                 $      0.06      $     (0.32)      $      0.17       $    (1.04)

Diluted earnings (loss) per share
     Income (loss) before cumulative
     effect of change in accounting
     principle                                   $      0.06      $     (0.32)      $      0.17       $    (0.99)
     Cumulative change in accounting
     principle                                            -                  -                -            (0.05)
                                                 $      0.06      $     (0.32)      $      0.17       $    (1.04)

Basic weighted average number of
     shares outstanding                               10,434           10,411            10,434           10,409

Diluted weighted average number of
     shares outstanding                               10,448           10,411            10,441           10,409

                                                        PC MALL, INC.
                                                 CONSOLIDATED BALANCE SHEET
                                              (in thousands, except share data)

                                                                       June 30, 2001
                                                                       (unaudited)               December 31, 2000
                  Assets
Current Assets:
Cash and cash equivalents                                               $   11,369                  $   12,195
Accounts receivable, net of allowance for
doubtful accounts                                                           42,072                      54,970
Inventories                                                                 34,139                      35,838
Prepaid expenses and other current assets                                    2,556                       2,489
Deferred income taxes                                                        2,047                       2,047

     Total current assets                                                   92,183                     107,539

Property and equipment, net                                                 12,711                      14,928
Goodwill, net                                                               11,056                      11,316
Deferred income taxes                                                        2,671                       3,738
Other assets                                                                   648                          45

                                                                        $  119,269                    $137,566

                  Liabilities and Stockholders' Equity
Current  liabilities:
Accounts payable                                                        $   54,167                  $   59,294
Accrued expenses and other current liabilities                              12,327                      12,963
Deferred revenue                                                             8,851                       7,204
Line of credit                                                                   -                      17,315
Capital leases - current portion                                               505                         573
Notes payable - current portion                                              1,000                           6

     Total current liabilities                                              76,850                      97,355

Capital leases - long term                                                     344                         562
Notes payable - long term                                                      750                         141

     Total liabilities                                                      77,944                      98,058

Stockholders' equity:
Preferred stock, $.001 par value; 5,000,000 shares
   authorized; none issued and outstanding                                       -                           -
Common stock, $.001 par value; 15,000,000 shares
   authorized; 10,433,866 shares issued                                         11                          11
Additional paid-in capital                                                  74,403                      74,403
Treasury stock, at cost: 15,000 shares                                         (91)                        (91)
Retained earnings (accumulated deficit)                                    (32,998)                    (34,815)

     Total stockholders' equity                                             41,325                      39,508

                                                                        $  119,269                    $137,566